Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation, a California corporation (the “Corporation”) hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

(A)
a registration statement on Form S-8 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offer and sale of 30,000,000 shares of common stock of the Corporation under the PG&E Corporation 2014 Long-Term Incentive Plan (the “Plan”), as set forth in resolutions of the Board of Directors of the Corporation adopted on June 25, 2020; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, we have signed these presents as of this 25th day of June, 2020.

/s/ RICHARD R. BARRERA	/s/ MERIDEE A. MOORE
Richard R. Barrera	Meridee A. Moore

/s/ NORA MEAD BROWNELL	/s/ ERIC D. MULLINS
Nora Mead Brownell	Eric D. Mullins

/s/ CHERYL F. CAMPBELL	/s/ KRISTINE M. SCHMIDT
Cheryl F. Campbell	Kristine M. Schmidt

/s/ FRED J. FOWLER	/s/ WILLIAM L. SMITH
Fred J. Fowler	William L. Smith

/s/ WILLIAM D. JOHNSON	/s/ ALEJANDRO D. WOLFF
William D. Johnson	Alejandro D. Wolff

/s/ MICHAEL J. LEFELL	/s/ JOHN M. WOOLARD
Michael J. Lefell	John M. Woolard

/s/ DOMINIQUE MIELLE
Dominique Mielle

POWER OF ATTORNEY

William D. Johnson, the undersigned, Chief Executive Officer and President of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chief Executive Officer and President (principal executive officer) of the Corporation:

(A)
a registration statement on Form S-8 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offer and sale of 30,000,000 shares of common stock of the Corporation under the PG&E Corporation 2014 Long-Term Incentive Plan, as set forth in resolutions of the Board of Directors of the Corporation adopted on June 25, 2020; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 25th day of June, 2020.

/s/ WILLIAM D. JOHNSON
William D. Johnson

POWER OF ATTORNEY

Jason P. Wells, the undersigned, Executive Vice President and Chief Financial Officer of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Executive Vice President and Chief Financial Officer (principal financial officer) of the Corporation:

(A)
a registration statement on Form S-8 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offer and sale of 30,000,000 shares of common stock of the Corporation under the PG&E Corporation 2014 Long-Term Incentive Plan, as set forth in resolutions of the Board of Directors of the Corporation adopted on June 25, 2020; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 25th day of June, 2020.

/s/ JASON P. WELLS
Jason P. Wells

POWER OF ATTORNEY

David S. Thomason, the undersigned, Vice President and Controller of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of the Corporation:

(A)
a registration statement on Form S-8 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offer and sale of 30,000,000 shares of common stock of the Corporation under the PG&E Corporation 2014 Long-Term Incentive Plan, as set forth in resolutions of the Board of Directors of the Corporation adopted on June 25, 2020; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 25th day of June, 2020.

/s/ DAVID S. THOMASON
David S. Thomason